UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2004

Westcorp

(Exact Name of Registrant as Specified in its Charter)

California	001-09910	51-0208535
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices) (Zip Code)

(949) 727-1000
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On October 27, 2004, Westcorp and WFS Financial Inc held a joint conference call to discuss financial results for the period ended September 30, 2004, and other financial information. An excerpt from the conference call is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Excerpt from conference call held on October 27, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP,
a California corporation

Date: October 28, 2004	By:	/s/ Lee A. Whatcott
Lee A. Whatcott
Executive Vice President,
Chief Financial Officer and
Chief Operations Officer

Index to Exhibits

Exhibit	Description
99.1	Excerpt from conference call held on October 27, 2004